UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2010

FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 California Street
San Francisco, CA 94108
(Address of principal executive offices, including zip code)

(415) 616-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 22, 2010, the Federal Home Loan Bank of San Francisco (the "Bank") issued a press release announcing its operating results for the year ended December 31, 2009, and the fourth quarter 2009, and the declaration of a cash dividend for the fourth quarter. This Form 8-K/A amends the Form 8-K filed on February 23, 2010, to add copies of the Bank's member communication regarding the Bank's operating results for 2009 and the fourth quarter 2009 and a Q&A that discusses issues relating to the Bank's operating results for 2009 and the fourth quarter 2009, including the other-than-temporary impairment charge taken by the Bank in the fourth quarter of 2009, and are included as Exhibit 99.2 and 99.3 to this amended report, respectively. The information contained in Exhibits 99.2 and 99.3 is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits
(c)	Exhibits
	99.2	Special Attention Bulletin No. 1349 (Operating Results for 2009 and Fourth Quarter 2009) dated February 23, 2010, issued by the Federal Home Loan Bank of San Francisco
	99.3	Q&A Operating Results for 2009 and Fourth Quarter 2009

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco
Date: February 23, 2010	By: /s/ Lisa B. MacMillen
Lisa B. MacMillen Executive Vice President and Chief Operating Officer

Exhibit Index
Exhibit No.	Description
99.2	Special Attention Bulletin No. 1349 (Operating Results for 2009 and Fourth Quarter 2009) dated February 23, 2010, issued by the Federal Home Loan Bank of San Francisco
99.3	Q&A Operating Results for 2009 and Fourth Quarter 2009